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                                                                   EXHIBIT 10.13

                AMENDMENT TO CONVERTIBLE SECURED PROMISSORY NOTES

         This Amendment to Convertible Secured Promissory Notes (this "AMENDMENT") is dated and effective as of the 23rd day of June 2003, by and between Advancis Pharmaceutical Corporation, a Delaware corporation ("BORROWER"), and each of the undersigned lenders (each, a "LENDER" and collectively, the "LENDERS").

         WHEREAS, Borrower borrowed from the Lenders the aggregate principal amount of Five Million Dollars ($5,000,000), as evidenced by six separate convertible promissory notes, each dated March 28, 2003, issued by Borrower to the Lenders (each, a "NOTE" and collectively, the "NOTES"); and

         WHEREAS, Borrower and each Lender have agreed to modify certain provisions of the the Note.

         NOW, THEREFORE, in consideration of the mutual agreements of the parties set forth herein, the parties, intending to be legally bound, agree as follows:

         1.       Amendment to the Note.

                  The second sentence of Section 1(b) of each Note is hereby deleted in its entirety and is replaced with the following:

                           The "MATURITY DATE" shall be the date of the earliest to occur of: (i) the date one hundred twenty (120) days after the date of issuance of this Note; (ii) the consummation of a financing in which Borrower receives gross proceeds in excess of Ten Million Dollars ($10,000,000) exclusive of any amounts converted under the Notes (a "QUALIFIED FINANCING"); and (iii) the consummation of the sale of all or substantially all of Borrower's assets or any other transaction (other than an equity investment in Borrower led by institutional investors, venture capital investors and/or strategic investors), the result of which is that the holders of Borrower's issued and outstanding voting capital stock immediately prior to such transaction own less than a majority of the voting power of the surviving corporation in such transaction (a "SALE TRANSACTION").

         2. Full Force and Effect. Except as expressly amended by this Amendment, all other terms, covenants and conditions of each Note shall remain in full force and effect. This Amendment does not constitute a substitution or novation of the indebtedness evidenced by the Notes.

         3. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall

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constitute one and the same instrument. It shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. This Amendment may be delivered by facsimile.

         4. Amendments. No amendment of this Amendment and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto.

         5. Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         6. Choice of Law. This Amendment shall be governed by, and enforced pursuant to, the internal laws of the State of Delaware.

                 [ signatures appear on the following page(s) ]

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         WITNESS, the execution of this Amendment, under seal, by the parties hereto.

                                    BORROWER:

WITNESS:                            ADVANCIS PHARMACEUTICAL
                                    CORPORATION

         /s/                        By:       /s/                         (SEAL)
----------------------------            --------------------------------
Name:                                   Name:
                                        Title:

                                    LENDERS:

WITNESS:                            HEALTHCARE VENTURES VI, L.P.

                                    By:       /s/ Jeffrey Steinberg       (SEAL)
____________________________            --------------------------------
Name:                                   Name: Administrative Partner
                                        Title: Healthcare Partners VI, L.P

WITNESS:                            TARGETED ENTREPRENEURIAL
                                    SERVICES, LLC

                                    By:       /s/ Marshall Kaplan         (SEAL)
____________________________            --------------------------------
Name:                                   Name: Marshall Kaplan
                                        Title: Managing Partner

WITNESS:                            RHO MANAGEMENT TRUST, I

                                    By:       /s/                         (SEAL)
____________________________            --------------------------------
Name:                                   Name:
                                        Title:

WITNESS:                            PRIVATE EQUITY HOLDING, L.L.C.

                                    By: /s/ Stephen M. Kitsoulis        (SEAL)
____________________________            --------------------------------
Name:                                   Name: Stephen M. Kitsoulis
                                        Title: Managing Director - Fixed
                                                Income & Currencies

                                      -3-
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                                    LENDERS (CONT'D):

WITNESS:                            THE DC 1998 NFA TRUST FBO LEE
                                    CASTY

                                    By:       /s/ Lee S. Casty           (SEAL)
____________________________            --------------------------------
Name:                                   Name: Lee S. Casty
                                        Title:

WITNESS:

                                              /s/ Steven Ostrofsky       (SEAL)
____________________________            --------------------------------
Name:                                   Steven Ostrofsky

                                      -4-